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                                                                    EXHIBIT 99.7

                                                              Adopted April 2003

                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                        PERSONNEL GROUP OF AMERICA, INC.

                                   ARTICLE I

                                  Stockholders

         Section 1.1 Annual Meetings. Unless directors are elected by written consent in lieu of an annual meeting as permitted by this subsection, an annual meeting of stockholders shall be held for the election of directors on a date and at a time designated by or in the manner provided in these By-Laws. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors.

         Section 1.2 Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section
1.2 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 1.2.

             In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

             To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.



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                To be in proper written form, a stockholder's notice to the
Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 1.2, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 1.2 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         Section 1.3 Special Meetings. Special meetings of stockholders may be called at any time by any officer of the Corporation at the written request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors, or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Any such special meeting shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

         Section 1.4 Notice of Meetings; Remote Participation. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Rather than holding a meeting at any place, the Board of Directors may determine that a meeting shall be held solely by means of remote communications, which means shall meet the requirements of the Delaware General Corporation Law. The Board of Directors may permit the stockholders and their proxy holders to participate in meetings of the stockholders (whether such meetings are held at a designated place or solely by means of remote communication) using one or more methods of remote communication that satisfy the requirements of the Delaware General Corporation Law. The Board of Directors may adopt such guidelines and procedures applicable to participation in stockholders' meetings by means of remote communication as it deems appropriate. Participation in a stockholders' meeting by means of a method of remote communication permitted by the Board of Directors shall constitute presence in person at the meeting.

         Section 1.5 Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time by the Chairman of the meeting, to reconvene at the same or some





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other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.6 Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, or of all stockholders, the holders of such class so present or represented or of all stockholders may, by majority vote, adjourn the meeting of such class, or of the whole, from time to time in the manner provided by Section 1.5 of these by-laws until a quorum of such class, or of the whole, shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.7 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

                The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

         Section 1.8 Inspectors. Prior to any meeting of stockholders, the Board of Directors or the President shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of





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each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

         Section 1.9    Voting; Proxies.

                (a) Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

                (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

                        (i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.



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                        (ii)    A stockholder may authorize another person or
persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

                Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

                (c) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

         Section 1.10 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of


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record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days of the date on which such request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 1.11 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of a least ten days prior to the meeting either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or
(b) during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 1.12 Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the certificate of incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent duly executed and delivered to the



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Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 1.12.

                                  ARTICLE II

                               Board of Directors

         Section 2.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board of Directors shall consist of not less than seven (7) nor more than nine (9) members or as otherwise set forth in the certificate of incorporation, the exact number of which shall initially be fixed upon adoption of these by-laws at seven (7) and, thereafter, shall be fixed from time to time by resolution of the Board of Directors (the "Board Resolution") or by resolution adopted by the holders of a majority of the capital stock of the Corporation issued and outstanding and entitled to vote (the "Stockholder Resolution"); provided that in the event of any conflict between the Board Resolution and the Stockholder Resolution, the Stockholder Resolution shall govern. Directors need not be stockholders.

         Section 2.2 Significant Holder Nominees and Observers; Management Nominees.

                (a) In connection with any election of directors by the stockholders and, in each case, to the extent permitted by law and by applicable rules or listing standards of any securities exchange or market on which any of the Corporation's securities are listed or approved for trading, the nominees shall be (and for any such nominees to be qualified to serve as directors they shall be) nominated as follows:

                        (i) For so long as there are one or more Significant Holders (as hereinafter defined), the Significant Holders shall have the right to designate in writing, and in accordance with the timing, eligibility and other applicable requirements set forth in these by-laws, such number of nominees for election to the Board of Directors as shall be required such that immediately following such election, no less than two of the directors comprising the Board of Directors shall be persons who were designated as nominees by the Significant Holders prior to their election to the Board of Directors ("Significant Holder Designees"). Significant Holders shall further have the right to select two representatives in addition to such Significant Holder Designees (the "Observers"), who shall be permitted to attend all meetings of the Board of Directors, including all committees thereof, solely in a non-voting observer capacity provided the Significant Holders inform the Chairman of the Board of Directors in writing of the identity of the Observers prior to any such meeting. If there is more than one Significant Holder at the time any action is to be taken or any determination to be made regarding the designation of Significant Holder Designees (including the removal of, or the filling of vacancies created by, Significant Holder Designees in accordance with this Restated Certificate of Incorporation) or the selection of Observers, any such action or determination shall be taken or made by the affirmative vote of the holders of a majority of the shares of Voting Stock voted by such Significant Holders in such action or determination. To the extent permitted by law and in any applicable rule or listing standard of any securities exchange or market




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on which any of the Corporation's securities are listed or approved for trading, Significant Holder Designees shall be members of each committee of the Board of Directors, and Observers shall be entitled to attend meetings of each such committee. The term "Significant Holder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciaries with respect to any such plan when acting in such capacity) who is the beneficial owner of Voting Stock representing twenty percent (20%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock. The term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally, and the term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under the certificate of incorporation.

                        (ii) The Chief Executive Officer of the Corporation (the "Chief Executive Officer"), if there be one, and otherwise the executive officer exercising the powers and discharging the duties of the senior-most executive of the Corporation (the "Acting CEO"), shall have the right to designate in writing, and in accordance with the timing and other applicable requirements set forth by resolution of the Board of Directors or the Governance or Nominating Committee of the Corporation, at least one member of senior management of the Corporation as a nominee for election to the Board of Directors (the "Management Designee").

                        (iii) Except as otherwise set forth in the certificate of incorporation, all nominees for election to the Board of Directors other than those designated pursuant to (i) or (ii) above shall be designated in accordance with Sections 2.4 and 3.2 of these by-laws.

                (b) As a condition to exercising the right to designate any Significant Holder Designees or Observers, Significant Holders shall agree to be present at any meeting of stockholders duly called for the election of directors and to vote all shares of Voting Stock (as hereinafter defined) held by them in favor of the slate of director nominees recommended by the Board of Directors at any such meeting or any adjournment or postponement thereof.

                (c) In order to be eligible for election to the Board of Directors, any Significant Holder Designee shall be an Eligible Person. For purposes hereof, an "Eligible Person" shall mean (x) the Significant Holder or any executive officer thereof and (y) any other person other than a person whose election to the Board of Directors, in the written opinion of counsel for the Corporation, is reasonably likely to violate or conflict with, or result in any material limitation on the ownership or operation of any business or assets of the Corporation or its Subsidiaries under, any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental or regulatory authority.

                (d) Significant Holders shall provide the Corporation with timely notice of any determinations regarding designations of Significant Holder Designees and any Observers. To be timely, a notice informing the Corporation of the Significant Holder Designees to be nominated for election to the Board of Directors by the stockholders shall be delivered in writing to the Governance or Nominating Committee of the Corporation not less than twenty (20) days prior to the mailing of proxy statement to be distributed to stockholders in connection with the annual meeting of stockholders; provided the Corporation shall give the Significant Holders, at least sixty (60) days prior written notice of such mailing date. Any such notice given by the Significant Holders shall also contain as to each person whom the Significant Holders have designated as a nominee for





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election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that reasonably would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. To be timely, a notice informing the Corporation of the Significant Holder Designee being designated to fill a vacancy in a seat held by a Significant Holder Designee shall be delivered no later than thirty (30) days following the delivery of written notice from the Corporation to the effect that such a vacancy exists. To be timely, information regarding the identity of Observers (including changes in the selection of Observers) selected to attend a Board or committee meeting shall be delivered in writing to the attention of the Chairman of the Board of Directors or, in the case of a committee meeting, may instead be delivered to the attention of the chairman of such committee, at least 24 hours prior to the meeting. Once the Corporation has been informed of the identity of the Observers, no additional notice shall be required in connection with individual meetings unless and until there is a change in the selection of the Observers.

         Section 2.3 Election; Term of Office; Resignation: Removal; Vacancies. Each director shall hold office until his or her successor is elected and qualified, subject, however, to his or her earlier death, resignation, retirement, disqualification or removal from office. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Subject to the provisions in the certificate of incorporation (including the terms of any one or more classes or series of preferred stock) and the requirements for filling vacancies set forth in
Section 3.2 of these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office; provided, however, that any vacancy in a seat belonging to a Significant Holder Designee, whether by resignation or otherwise, shall be filled by an individual who prior thereto shall have been designated or approved in writing by the Significant Holder(s), and any vacancy in the seat belonging to the Management Designee, whether by resignation or otherwise, shall be filled by an executive officer of the Corporation who prior thereto shall have been designated or approved in writing by the Chief Executive Officer or the Acting CEO, as applicable.

         Section 2.4 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the certificate of incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances and in the certificate of incorporation and these by-laws with respect to the right of Significant Holders and the Chief Executive Officer or Acting CEO to nominate for election a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors,
(a) by or at the
direction of the Board of Directors (or any duly authorized committee thereof, including the Special Nominating Committee described in Article II of these by-laws) in accordance with the by-laws or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.4.

                In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and
(iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         Section 2.5 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

         Section 2.6 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting to each of the directors and to any Observers.

         Section 2.7 Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, including any Observers, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

         Section 2.8 Quorum; Vote Required for Action. At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business; provided, however, that for so long as there is a Significant Holder, the quorum for the transaction of business by the Board of Directors shall include at least one Significant Holder Designee. Subject to
Article VI, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

         Section 2.9 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.10 Action by Directors Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 2.11 Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors.

                                  ARTICLE III

                                   Committees

         Section 3.1 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation, subject to the last sentence of this Section 3.1. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, (ii) adopting, amending or repealing these By-Laws or (iii) removing or indemnifying directors. The Significant Holder Designees shall, unless they otherwise request, be members of each committee of the Board of Directors, subject to applicable law and any rule or listing standard of any securities exchange or market on which any of the Corporation's securities are listed or approved for trading.

         Section 3.2 Special Committee of Significant Holders. For so long as there are any Significant Holder(s), in connection with any election of directors by the stockholders (and, in each case, to the extent permitted by law and by applicable rules or listing standards of any securities exchange or market on which any of the securities of the Corporation are listed or approved for trading), a committee comprised of the Significant Holder Designees and one Independent Director (as hereinafter defined) selected by majority vote of all of the Independent Directors on the Board of Directors (the "Special Nominating Committee") shall be responsible for designating nominees (and for any such nominees to be qualified to serve as directors they shall be nominated) as follows:

                (a) If the Significant Holder(s) are the beneficial owners of Voting Stock representing forty percent (40%) or more of the votes entitled to be cast by the holders of all then outstanding Voting Stock, the Special Nominating Committee shall have the right to designate in writing, and in accordance with the eligibility, timing and other applicable requirements in these by-laws, nominees to fill the maximum number of available seats for Independent Directors on the Board of Directors such that immediately following such election, up to four (4) of the Independent Directors serving on the Board of Directors shall have been designated nominees for election by the Special Nominating Committee.

                (b) If the Significant Holder(s) are the beneficial owners of Voting Stock representing thirty percent (30%) or more, but less than forty percent (40%), of the votes entitled to be cast by the holders of all then outstanding Voting Stock, the Special Nominating Committee shall have the right to designate in writing, and in accordance with the eligibility, timing and other applicable requirements in these by-laws, nominees to fill the maximum number of available seats for Independent Directors on the Board of Directors such that immediately following such election, up to three (3) of the Independent Directors serving on the Board of Directors shall have been designated nominees for election by the Special Nominating Committee.

                (c) If the Significant Holder(s) are the beneficial owners of Voting Stock representing twenty percent (25%) or more, but less than thirty percent (30%), of the votes entitled to be cast by the holders of all then outstanding Voting Stock, the Special Nominating Committee shall have the right to designate in writing, and in accordance with the eligibility, timing and other applicable requirements in these by-laws, nominees to fill the maximum number of available seats for Independent Directors on the Board of Directors such that immediately following such election, up to two (2) of the Independent Directors serving on the Board of Directors shall have been designated nominees for election by the Special Nominating Committee.

                (d) If the Significant Holder(s) are the beneficial owners of less than twenty-five percent (25%), of the votes entitled to be cast by the holders of all then outstanding Voting Stock, the Special Nominating Committee shall have the right to designate in writing, and in accordance with the eligibility, timing and other applicable requirements in these by-laws, nominees to fill the maximum number of available seats for Independent Directors on the Board of Directors such that immediately following such election, one of the Independent Directors serving on the Board of Directors shall have been designated a nominee for election by the Special Nominating Committee.

                (e) To be timely, a notice informing the Corporation of the nominees designated by the Special Nominating Committee for election to the Board of Directors shall be delivered in writing to the Governance or Nominating Committee of the Corporation not less than twenty (20) days prior to the mailing of proxy statement to be distributed to stockholders in connection with the annual meeting of stockholders; provided the Corporation shall give the Special Nominating Committee at least sixty (60) days prior written notice of such mailing date. Any such notice given by the Special Nominating Committee shall also contain as to each person whom the Special Nominating Committee has designated as a nominee for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that reasonably would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

                (f) Any vacancy in a seat belonging to an Independent Director who was designated as a nominee for election to the Board of Directors by the Special Nominating Committee, whether by resignation or otherwise, shall be filled by an individual who prior thereto shall have been designated or approved in writing by the Special Nominating Committee.

                (g) In order to be eligible for election, any persons designated nominees by the Special Nominating Committee must qualify as Independent Directors. For purposes hereof, "Independent Director" shall mean those directors of the Board of Directors who are not Significant Holder Designees or officers of the Corporation or any of its Subsidiaries and who qualify as "independent" under the rules or listing standards of any securities exchange or market on which any of the Corporation's securities are listed or approved for trading.

         Section 3.3 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

                                  ARTICLE IV

                                    Officers

         Section 4.1 Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person unless the certificate of incorporation or these by-laws otherwise provide.

         Section 4.2 Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the Chairman or Chief Executive Officer, if any, or to the President or Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting.

         Section 4.3 Powers and Duties. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these by-laws or in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

                                   ARTICLE V

                                     Stock

         Section 5.1 Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors or a President of the Corporation, and by the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock in the Corporation owned by such holder. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.


                                  ARTICLE VI

                              Fundamental Actions

         For so long as there are any Significant Holders, the following matters shall require (in addition to any other vote required by law, the certificate of incorporation or these by-laws) either (a) the approval of the Board of Directors, including the affirmative vote of at least one of the Significant Holder Designees, or (b) the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote at the election of directors:

                (i) any divestiture or sale of assets or businesses of the Corporation or any of its subsidiaries that are material to the Corporation and its subsidiaries taken as a whole;

                (ii) the liquidation, dissolution or winding-up of the Corporation;

                (iii) any merger or other business combination or reorganization other than one (A) where the transaction has been approved by the unanimous vote of the entire Board of Directors or (B) where the holders of Voting Stock of the Corporation prior to such transaction will beneficially own (within the meaning of the certificate of incorporation) in the aggregate at least eighty percent (80%) of the surviving corporation's Voting Stock, immediately after giving effect to such transaction; or

                (iv) any amendment to the certificate of incorporation or the by-laws.

                                  ARTICLE VII

                                 Miscellaneous

         Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 7.2 Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

         Section 7.4 Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was after the date of adoption of these by-laws, a director, officer or employee of the Corporation or serves or served after the date of adoption of these by-laws, at the request of the Corporation or any other enterprise as a director, officer or employee. Expenses, including reasonable attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving, after the date of adoption of these by-laws or continuing to serve, after the date of adoption of these by-laws, as a director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this by-law, the term "Corporation" shall include any successor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

                The rights to indemnification and to the advance of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under these by-laws, any statue, agreement, vote of stockholders or the Board of Directors, or otherwise.

         Section 7.5 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 7.6 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         Section 7.7 Amendment of By-Laws. These by-laws may be altered, amended or repealed, in whole or in part, or new by-laws may adopted, by the stockholders or by the Board of Directors as provided in the certificate of incorporation and this Article VII; provided, however, that notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be.

        Section 7.8 Interpretation. As used in these by-laws, the term "entire Board of Directors" means the total number of directors of the Corporation then holding office and entitled to vote.